                                                                   EXHIBIT 10.26

                         AGREEMENT OF PURCHASE AND SALE

                         AND JOINT ESCROW INSTRUCTIONS

                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------

                               Table of Contents
                               -----------------

Paragraph
 Number                                                                     Page
---------                                                                   ----

    1.   Purchase and Sale................................................    2
    2.   Purchase Price...................................................    2
    3.   Payment of Purchase Price........................................    2
    4.   Escrow...........................................................    3
    5.   Condition of Title...............................................    3
    6.   Title Policy.....................................................    4
    7.   Conditions to Close of Escrow....................................    4
    8.   Deposits by Seller...............................................    8
    9.   Deposits by Buyer................................................    9
   10.   Costs and Expenses...............................................    9
   11.   Prorations.......................................................    9
   12.   Disbursements and Other Actions by Escrow Holder.................   10
   13.   Covenants of Seller..............................................   10
   14.   Representations and Warranties; As-Is............................   12
   15.   Remedies.........................................................   14
   16.   Damage or Condemnation Prior to Closing..........................   15
   17.   Notices..........................................................   16
   18.   Brokers..........................................................   17
   19.   Legal Fees.......................................................   18
   20.   Assignment.......................................................   18
   21.   Miscellaneous....................................................   18
   SIGNATURES.............................................................   20

EXHIBITS
--------

Exhibit "A-1"  -  Legal Description of the Land
Exhibit "A-2"  -  Personal Property List
Exhibit "B"    -  Grant Deed
Exhibit "C"    -  Bill of Sale
Exhibit "D"    -  Transferor's Certification of Non-Foreign Status
Exhibit "E"    -  General Assignment Agreement
Exhibit "X"    -  Disclosure Statement

                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------

TO:  Chicago Title Company                 Escrow No.:__________________________
     700 South Flower Street, Suite 900    Escrow Officer:  Maggie Watson
     Los Angeles, California  90017        Title Order No.:  00730051 M07
                                           Title Officer:_______________________


          THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

("Agreement") is made and entered into as of this 4th day of April 1997, by and
-----------
among SANDERS DEVELOPMENT CORPORATION, a Delaware corporation ("Sanders
                                                                -------
Development"), and CALCOMP INC., a California corporation ("CalComp"), on the
-----------                                                 -------
one hand; and LINCOLN PROPERTY COMPANY, N.C., INC., a Texas corporation

("Buyer"), on the other hand, with respect to the following.  CalComp and
  -----
Sanders Development are collectively referred to as "Seller."
                                                     ------

                               R E C I T A L S :
                               ----------------

          A.   Seller desires to sell and convey to Buyer the following:

          1. That certain real property located in the City of Anaheim, County of Orange, State of California, more particularly described on Exhibit
                                                                      -------
"A-1" attached hereto (the "Land"), together with the ten (10) buildings located
-----                       ----
thereon, containing in the aggregate approximately 432,149 square feet of leasable space, commonly known as CalComp Complex (the "Buildings"), associated
                                                        ---------
parking areas, and all other improvements located thereon (collectively, the

"Improvements");
-------------

          2. All of Seller's interest (if any) in all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property");
                                             -------------

          3. All personal property, equipment, supplies and fixtures described in Exhibit "A-2" attached hereto (collectively, the "Personal
             -------------                                     --------
Property"); and

          4. All of Seller's interest in any intangible property appurtenant to the foregoing, including, without limitation, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property to the extent assignable without the payment of money or the consent of third parties (the "Intangible Personal Property"). The Real Property, the
                    ----------------------------
Personal Property, Seller's interest as landlord under the Leases, and the Intangible Personal Property are collectively hereinafter referred to as the "Property."
---------

          B. Seller desires to sell the Property to Buyer and Buyer desires to purchase the Property from Seller upon the terms and conditions hereinafter set forth.

                              A G R E E M E N T :
                              ------------------

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Chicago Title Company ("Escrow Holder") with regard to the escrow ("Escrow") created pursuant
          -------------                               ------
hereto are as follows:

          1.   Purchase and Sale.  Seller hereby agrees to sell the Property to
               -----------------
Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon the terms and conditions herein set forth.

          2.   Purchase Price.  The purchase price ("Purchase Price") for the
               --------------                        --------------
Property shall be Twenty-One Million Five Hundred Thousand Dollars
($21,500,000).

          3.   Payment of Purchase Price.  The Purchase Price for the Property
               -------------------------
shall be payable by Buyer as follows:

               (a) Initial Deposit.  Concurrently with the Opening of Escrow (as
                   ---------------
defined in Paragraph 4(a) below), Buyer shall deposit with Escrow Holder, in immediately available funds, the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Initial Deposit"). The Initial Deposit shall be fully
                    ---------------
refundable to Buyer up until the expiration of the Contingency Period (as defined in Paragraph 7(a)(ii) below). Provided Buyer has not previously terminated this Agreement, then from and after the expiration of the Contingency Period, the Initial Deposit shall be nonrefundable to Buyer in the event this Agreement and the Escrow are cancelled unless any of the following circumstances occur, in which event the Initial Deposit shall be refunded to Buyer upon the termination of this Agreement: (i) the Close of Escrow (as defined in Paragraph 4(b) below) fails to occur by reason of the failure of a condition to the closing for Buyer's benefit, or (ii) Seller fails to convey the Property to Buyer as provided herein.

               (b) Second Deposit; Release of Initial Deposit. On the first
                   ------------------------------------------
business day after the expiration of the Contingency Period, provided Buyer has not previously terminated this Agreement: (i) Buyer shall deposit or cause to be deposited with Escrow Holder, in immediately available funds, the additional sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Second Deposit"); and
                                                          --------------
(ii) Escrow Holder shall release the Initial Deposit to Seller. The Initial Deposit and the Second Deposit, together with all interest accrued thereon, are hereinafter collectively referred to as the "Deposits" and sometimes
                                             --------
individually referred to as a "Deposit." Upon Escrow Holder's receipt of each
                               -------
Deposit, Escrow Holder shall immediately invest it in an interest bearing account of a federally insured bank or savings and loan association acceptable to Buyer. The Second Deposit shall be nonrefundable to Buyer unless either of the following circumstances occur, in which event the Second Deposit shall be refunded to Buyer upon the termination of this Agreement: (i) the Close of Escrow (as defined in Paragraph 4(b) below) fails to occur by reason of the failure of a condition to the closing for Buyer's benefit, or (ii) Seller fails to convey the Property to Buyer as provided herein. The Deposits and all interest which shall accrue thereon shall be applied to the payment of the Purchase Price upon the Close of Escrow. No interest will accrue on the Initial Deposit after its release to Seller.

               (c) Closing Funds.  At least one (1) day prior to the Close of
                   -------------
Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder, in immediately available funds, the balance of the Purchase Price, plus or minus Buyer's share of closing costs, prorations and charges payable pursuant to this Agreement.

          4.   Escrow.
               ------

               (a) Opening of Escrow.  For purposes of this Agreement, the
                   -----------------
Escrow shall be deemed opened on the date Escrow Holder shall have received a fully executed original or originally executed counterparts of this Agreement from both Buyer and Seller (such date being referred to hereinafter as the "Opening of Escrow").
 -----------------

               (b) Close of Escrow.  For purposes of this Agreement, the "Close
                   ---------------                                        -----
of Escrow" shall be the date that the grant deed, the form of which is attached
---------
hereto as Exhibit "B" (the "Grant Deed"), conveying the Real Property to Buyer,
          ----------        ----------
is recorded in the Official Records of Orange County, California (the

"Official Records"). Unless extended in writing by Buyer and Seller, the Close
 ----------------
of Escrow shall occur on or before June 13, 1997 (the "Closing Date"). Seller
                                                       ------------
shall deliver possession of the Property to Buyer upon the Close of Escrow, subject only to the "Approved Condition of Title" (as defined in Paragraph 5
                     ---------------------------
below).

          5.   Condition of Title.  It shall be a condition to the Close of
               ------------------
Escrow for Buyer's benefit that title to the Real Property be conveyed to Buyer by Seller by the Grant Deed subject only to the following approved condition of title ("Approved Condition of Title"):
        ---------------------------

               (a) a lien to secure payment of real estate taxes and assessments, not delinquent;

               (b) the lien of supplemental taxes assessed pursuant to Chapter
3.5 commencing with Section 75 of the California Revenue and Taxation Code ("Code");
  ----

               (c) matters affecting the Real Property created by or with the written consent of Buyer (including the CalComp Lease, as hereinafter defined); and

               (d) exceptions which are disclosed by the Report described in Paragraph 7(a)(i) hereof and which are approved or deemed approved by Buyer in accordance with such Paragraph 7(a)(i).

          Seller covenants that, from and after the expiration of the Contingency Period, it will not intentionally cause title to the Real Property to differ from the Approved Condition of Title described in this Paragraph 5, provided that (i) the foregoing clause shall not limit Seller's rights under Paragraph 21(o) (Continued Marketing Efforts) and (ii) Seller shall have no obligation to remove any liens or other encumbrances affecting title to the Property except for item numbers 18 and 19 on that certain Preliminary Title Report dated February 10, 1997 prepared by Title Company (as hereinafter defined) under Order No. 007300051 which Seller shall cause to be removed as of the Close of Escrow. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way or other matters affecting the Approved Condition of Title which may appear of record or be revealed after the date of the Report described in Paragraph 7(a)(i) below shall also be subject to Buyer's approval as a condition to the Close of Escrow for Buyer's benefit.

          6.   Title Policy.  Title shall be evidenced by the willingness of the
               ------------
"Title Company" (as defined in Paragraph 7(a)(i) hereof) to issue its ALTA (Form B-1970) Owner's Policy of Title Insurance ("Title Policy") in the amount of the
                                            ------------
Purchase Price, showing title to the Real Property vested in Buyer (or its assignee), subject only to the Approved Condition of Title. If Buyer does not obtain a survey during the Title Review Period, Buyer will be deemed to have approved the standard survey exception on the Title Policy.

          7.   Conditions to Close of Escrow.
               -----------------------------

               (a) Conditions to Buyer's Obligations.  The Close of Escrow and
                   ---------------------------------
Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer's written waiver thereof, it being agreed that Buyer may waive in writing any or all of such conditions) for Buyer's benefit on or prior to the dates designated below for the satisfaction of such conditions. In the event Buyer terminates this Agreement and the Escrow due to the nonsatisfaction of any such conditions, then Buyer shall be entitled to the immediate return of the Deposits:

                   (i) Title.  Buyer shall have approved, as determined in
                       -----
Buyer's sole and absolute discretion, the legal description of the Land and any matters of title as disclosed by the following documents (collectively, the "Title Documents") prepared at Seller's sole cost and expense and to be
 ---------------
delivered to Buyer on or before the dates designated below (other than the Survey, as hereinafter defined, which shall be obtained by Buyer at Buyer's expense): (A) within three (3) days following the Opening of Escrow, a standard preliminary title report dated on or after the date of this Agreement issued by Escrow

Holder, in its capacity as title insurer (the "Title Company"), with respect to
                                               -------------
the Real Property, as such report may be amended or supplemented from time to time to reflect additional title matters or survey exceptions (the "Report");
                                                                    ------
and (B) within three (3) days following the Opening of Escrow, legible copies of all documents, whether recorded or unrecorded, referred to in the Report to the extent legible copies are available to Seller. Buyer may also cause an ALTA "as built" survey of the Property ("Survey") to be prepared at Buyer's sole cost and expense.

          Buyer shall have from the Opening of Escrow until 5:00 p.m. on May 27, 1997 (the "Title Review Period") to give Seller and Escrow Holder written notice
           -------------------
("Buyer's Title Notice") of Buyer's disapproval of the legal description or any
  --------------------
matters shown in or disclosed by the Title Documents or the Survey.

                   The failure of Buyer to give Buyer's Title Notice on or before the expiration of the Title Review Period shall be deemed to constitute Buyer's disapproval of the respective matters relating thereto. If Buyer disapproves or conditionally approves any of the foregoing matters, Seller may, within five (5) business days after its receipt of Buyer's Title Notice, elect to eliminate or ameliorate to Buyer's satisfaction such disapproved or conditionally approved matters. Within such five (5) business day period, Seller shall give Buyer written notice (which shall hereinafter be referred to as "Seller's Title Notice"), of those disapproved or conditionally approved
 ---------------------
matters, if any, which Seller covenants and agrees to either eliminate from the Title Policy as exceptions to title to the Property or to ameliorate to Buyer's satisfaction by the Closing Date as a condition to the Close of Escrow for Buyer's benefit. If Seller does not elect in Seller's Title Notice to eliminate or ameliorate any disapproved or conditionally approved matters as provided above, or if Seller elects to ameliorate (as determined in Buyer's sole and absolute discretion) but not eliminate any disapproved or conditionally approved matters, then Buyer shall have the right, in Buyer's sole and absolute discretion, by a writing delivered to Seller and Escrow Holder not less than five (5) business days after receipt of Seller's Title Notice, to (A) waive its prior disapproval, in which event said disapproved matter(s) shall be deemed approved, or (B) terminate this Agreement and the Escrow created pursuant hereto, in which event the Deposits shall be immediately returned to Buyer, and this Agreement, the Escrow and the rights and obligations of the parties hereunder shall terminate. Buyer's failure to terminate this Agreement in accordance with the preceding sentence will be deemed Buyer's approval of the Title Documents. If Seller fails to timely deliver Seller's Title Notice, then Seller will be deemed to have elected not to eliminate or ameliorate to Buyer's satisfaction any disapproved or conditionally approved matters set forth in Buyer's Title Notice on or before the Close of Escrow. Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby disapproves all liens evidencing monetary encumbrances (other than liens for non-delinquent real property taxes or assessments). If after expiration of the Title Review Period, the Title Company supplements the Title Report by adding new exceptions or changing or modifying any existing exceptions thereto, Buyer shall have five (5) business days to review and approve, disapprove or conditionally approve such matters. If Buyer disapproves or conditionally approves of any such new or changed exception, Seller and Buyer shall proceed in accordance with the provisions of this paragraph with respect to the procedures for Buyer's review and Seller's response to such new or changed title matters.

                   (ii) Review and Approval of Documents and Materials. Seller
                        ----------------------------------------------
shall deliver to Buyer, or shall make available to Buyer for review and photocopying at the Property, within seven (7) business days after the Opening of Escrow (or, in the case of items described in clause (F) below, following Buyer's request for such items) the documents and materials respecting the Property set forth below, to the extent in the possession and control of Seller (collectively, the "Documents and Materials"). Buyer shall have the right to
                    -----------------------
review and approve or disapprove, in its sole and absolute discretion, any or all of the Documents and Materials during the period commencing at the Opening of Escrow and ending on 5:00 p.m. on June 3, 1997 (the "Contingency Period").
                                                        ------------------
The failure of Buyer to give Seller written notice terminating this Agreement on or before the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof.

                         (A) Improvement Plans.  Plans, drawings and
                             -----------------
specifications relating to all of the Improvements;

                         (B) Agreements. Legible copies of any and all existing
                             ----------
management contracts, maintenance contracts, service contracts, reciprocal easement agreements, if any, and any other existing contracts or agreements affecting or relating to the leasing, ownership, operation, maintenance, construction or development of the Property which may remain in effect following the Close of Escrow (collectively, the "Contracts");

                         (C) Environmental, Soils and Engineering Reports. All
                             --------------------------------------------
existing soils, environmental (including any and all Phase I and/or Phase II environmental assessment reports) and building reports and engineering data pertaining to the Real Property or any portion thereof and any and all architectural studies, grading plans, topographical maps and similar data respecting the Real Property;

                         (D) Tax Statements and Utility Bills. Legible copies of
                             --------------------------------
the most recently issued bills for all real property taxes or assessments payable with respect to the Property or any portion thereof or interest therein and copies of all utility bills for the past twelve (12) months;

                         (E) Copies of Expense Statements or Bills. Copies of
                             -------------------------------------
all expense reports and statements or bills relative to the following information and/or data with respect to the Property: (i) maintenance and repair costs during calendar years 1995 and 1996; and (ii) any material extraordinary or periodic expenses, repairs, replacements or other improvements incurred in connection with the ownership, operation, maintenance or repair of the Property during calendar years 1995 and 1996; and

                         (F) Miscellaneous. Such other documents in Seller's
                             -------------
possession and control which relate to the Property (excluding, however, Seller's appraisal(s) of the Property and other proprietary or privileged information).

                   Buyer acknowledges that the Documents and Materials delivered or made available to Buyer under this Section 7(a)(ii) have been delivered or made available for Buyer's convenience, but that Seller makes no representations or warranties of any kind regarding their accuracy, completeness or thoroughness (other than as expressly set forth in Paragraph 14(a) below).

                   (iii)  Inspections and Studies.  On or before the expiration
                          -----------------------
of the Contingency Period, Buyer shall have the right to approve or disapprove, in Buyer's sole and absolute discretion, the results of any and all inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations; architectural inspections; engineering tests; soils, seismic and geologic reports; inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities); inspections, investigations, tests and studies with respect to the environmental condition of the Property; and any other physical inspections and/or investigations as Buyer may elect to make or obtain. The failure of Buyer to give Seller written notice of Buyer's termination of this Agreement prior to the expiration of the Contingency Period shall be deemed to constitute Buyer's approval of the Property.

                   Except as provided in the following sentence, during the term of this Escrow, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at Buyer's sole cost and expense, to enter upon the Real Property to conduct or make any and all inspections and tests (including, without limitation, environmental assessments of the Real Property) as may be necessary or desirable in Buyer's discretion, provided that such inspections and tests do not materially interfere with Seller's use or enjoyment of the Property. Neither Buyer nor its agents, consultants, contractors or subcontractors shall be entitled to drill or bore on or through the surface of the Property without Seller's prior consent, which may be given or withheld in Seller's reasonable discretion. Any consent given by Seller to environmental investigations is hereby conditioned upon Buyer's agreement to (i) provide Seller with copies of all information and reports resulting from such investigations and (ii) "split samples" of any materials taken on or from the Property. Prior to the exercise of the right of entry, and at all times while Buyer or its agents are present upon the Real Property, Buyer shall arrange for, keep and maintain in full force and effect (and shall provide Seller a copy of or certificate evidencing) a policy of commercial general liability insurance with a per occurrence limit of not less than $1,000,000 and an aggregate single limit of at least $1,000,000, which policy shall be issued by an insurer reasonably acceptable to Seller and shall name Seller as an additional insured. Buyer shall promptly repair any damage to the Property which is directly caused by the entry onto the Property by Buyer, its agents, contractors or subcontractors. Buyer shall keep the Property free of all liens arising directly out of such entry onto the Property. Buyer hereby indemnifies and holds Seller and the Property harmless from and against any and all costs, losses, damages, liabilities, liens, claims and expenses arising out of or resulting from entry by Buyer or its agents, consultants, contractors and subcontractors on the Property.

                   To the maximum extent permitted by law, prior to the Close of Escrow, Buyer shall keep strictly confidential the information about Seller and the Property obtained by or made available to it except that Buyer may provide such information to (1) an agency or other party to which Buyer may be required by law to disclose such information and (2) its representatives, proposed financial partners, consultants and attorneys engaged in connection with Buyer's acquisition of the Property if Buyer requires and causes such parties to maintain the confidentiality of such information. If the transaction contemplated by this Agreement is not consummated for any reason, Buyer promptly shall deliver, and instruct its representatives, consultants and attorneys to deliver, to Seller all copies and originals of information and materials received or developed by Seller, Buyer or its or their consultants with respect to Seller or the Property. The provisions of this Section shall survive any termination of this Agreement.

                   (iv) Representations, Warranties and Covenants of Seller.
                        ---------------------------------------------------
Seller shall have duly performed each and every covenant and agreement to be performed by Seller pursuant to this Agreement as of the Close of Escrow, and Seller's representations, warranties and covenants set forth in Paragraph 14(a) hereof shall be true and correct in all material respects as of the Close of Escrow.

                   (v) CalComp Lease. On or before that date which is thirty
                       -------------
(30) days following the Opening of Escrow (the "Lease Review Period"), Buyer and
                                                -------------------
Seller shall have mutually approved the form and content of a written lease agreement (the "CalComp Lease") wherein Seller shall lease from Buyer that
                -------------
portion of the Property commonly known as Building 1 (containing approximately 75,735 rentable square feet) and Building 5 (containing approximately 62,748 rentable square feet). The CalComp Lease shall provide, among other things: (1) for a lease term of twelve (12) full months commencing as of the Close of Escrow; (2) an option for Seller to renew the initial term of such lease with respect to one or both Buildings leased for an additional twelve (12) months upon the same terms and conditions existing for the initial lease term, provided that Seller gives at least six (6) months prior written notice of an election to exercise such renewal option, and provided further, that Seller is not then in default in its obligations under the Lease after expiration of any applicable notice and cure periods at the time of its exercising of the renewal option or at the time such renewal term is to take effect; (3) a base rental rate of fifty cents (50c) per square foot (with an appropriate pass through of operating expenses); and (4) Seller's acceptance of the leased premises "AS IS" without any duty or obligation of Buyer to make any improvements, alterations or other changes (structural, nonstructural or otherwise) to such premises prior to the effective date of the CalComp Lease. The failure of Buyer and Seller to approve the form and content of the CalComp Lease, as determined in each party's sole and absolute discretion, prior to the expiration of the Lease Review Period shall be deemed to constitute the nonsatisfaction of this condition, in which event either Buyer or Seller may terminate this Agreement by delivering written notice to the other of such election to terminate on or before the expiration of the Lease Review Period. Notwithstanding the foregoing, Buyer shall have the right during the Lease Review Period to review and approve, in its sole discretion, the precise entity or entities that will constitute the "tenant" under the CalComp Lease.

                   (vi) HVAC and Other Building Systems. As of the Close of
                        -------------------------------
Escrow, the heating, ventilation and air conditioning systems, the elevators, the fire sprinkler and fire life safety systems and all major electrical systems serving the Improvements shall be operational.

          (b) Conditions to Seller's Obligations.  For the benefit of Seller,
              ----------------------------------
the Close of Escrow shall be conditioned upon the timely performance by Buyer of all of the obligations required by the terms of this Agreement to be performed by Buyer (or Seller's waiver thereof, it being agreed that Seller may waive such condition), Buyer's representations and warranties set forth in Paragraph 14(b) hereof shall be true and correct in all material respects as of the Close of Escrow and Seller's approval of the form of the CalComp Lease, on or before the expiration of the Lease Review Period, in Seller's sole and absolute discretion.

          (c) Environmental Agreement.  On or before that date which is ten (10)
              -----------------------
days following the Opening of Escrow (the "Environmental Agreement Review
                                           ------------------------------
Period"), Buyer, on the one hand, and Seller and Lockheed Martin Corporation
------
("LMC"), on the other hand, shall have mutually approved the form and content of
  ---
written agreements (the "Environmental Agreements") with respect to the parties'
                         ------------------------
duties and obligations concerning the past, present and future presence or existence of hazardous materials on, under or about the Property (or any portion thereof). The failure of Buyer, Seller and LMC to approve the form and content of the Environmental Agreements on or before the expiration of the Environmental Agreement Review Period shall be deemed to constitute the failure of this condition, in which event either Buyer or Seller may terminate this Agreement by delivering written notice to the other of such termination on or before the expiration of the Environmental Agreements Review Period. Buyer's approval of the Environmental Agreements shall not constitute or be deemed to constitute Buyer's acceptance and/or approval of the environmental condition of the Property.

          8.   Deposits by Seller.  At least one (1) business day prior to the
               ------------------
Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments (except for the items listed in subparagraphs (b) and (e), which Seller shall cause to be delivered to Buyer outside of the Escrow on or before the Close of Escrow):

               (a) Grant Deed. The Grant Deed conveying the Real Property to
                   ----------
Buyer, duly executed as appropriate by Seller, acknowledged and in recordable form in the form attached hereto as Exhibit "B";
                                    ----------

               (b) Warranties and Manuals. Any and all original warranties
                   ----------------------
related to any part of the Improvements, if any, and all operating manuals for all building systems and components to the extent the same are in Seller's possession;

               (c) Bill of Sale. A Bill of Sale ("Bill of Sale"), duly executed
                   ------------                   ------------
by Seller, in the form attached hereto as Exhibit "C", conveying all of Seller's
                                          ----------
right, title and interest in and to the Personal Property;

               (d) Transferor's Certification of Non-Foreign Status.  The
                   ------------------------------------------------
Transferor's Certification of Non-Foreign Status in the form attached hereto as Exhibit "D", duly executed by Seller ("Firpta Certificate");
-----------                            ------------------

               (e) Permits, Entitlements and the Like. Any and all original
                   ----------------------------------
building and development permits, certificates of occupancy, utility will serve letters, use permits and other governmental approvals and/or entitlements relative to the Property, to the extent the same are in Seller's possession;

               (f) General Assignment. A General Assignment ("General
                   ------------------                         -------
Assignment"), duly executed by Seller, in the form attached herein as Exhibit
----------                                                            -------
"E", conveying all of Seller's right, title and interest in and to the
 -
Intangible Personal Property;

               (g) CalComp Lease.  The CalComp Lease, duly executed by Seller;
                   -------------
and

               (h) Environmental Agreements.  The Environmental Agreements, duly
                   ------------------------
executed by Seller and LMC.

               (i) Other Instruments.  Such other instruments and documents as
                   -----------------
are described in Paragraph 21(b) herein.

          9.   Deposits by Buyer.  Buyer shall deposit or cause to be deposited
               -----------------
with Escrow Holder the funds which are to be applied towards the payment of the Purchase Price in the amounts and at the times designated in Paragraph 3 above (as adjusted by the prorations and credits hereinafter provided). In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments:

               (a) General Assignment.  A counterpart of the General Assignment,
                   ------------------
duly executed by Buyer; and

               (b) CalComp Lease.  A counterpart of the CalComp Lease, duly
                   -------------
executed by Buyer.

               (c) Environmental Agreements.  A counterpart of the Environmental
                   ------------------------
Agreements, duly executed by Buyer.

               (d) Other Instruments.  Such other instruments and documents as
                   -----------------
are described in Paragraph 21(b) herein.

          10.  Costs and Expenses.  The cost and expense of the Title Policy
               ------------------
allocable to a CLTA title policy shall be paid by Seller, provided that Buyer shall pay for any additional premium allocable to an ALTA title policy and the cost of all endorsements to the Title Policy. The escrow fee of Escrow Holder shall be paid equally by Seller and Buyer. Seller shall pay all documentary transfer taxes payable in connection with the recordation of the Grant Deed. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges.

          11.  Prorations.  The following prorations between Seller and Buyer
               ----------
shall be made by Escrow Holder computed as of the Close of Escrow:

               (a) Taxes. Real and personal property taxes and assessments on
                   -----
the Property shall be prorated on the basis that Seller is responsible for (i) all such taxes for the fiscal year of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period up to the Close of Escrow, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal
                                    ------------------
year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments. Seller shall be responsible for, and shall indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer and the Real Property from and against any and all supplemental taxes assessed pursuant to the Code, to the extent that such taxes relate to events (including, without limitation, any changes in ownership and/or new construction) occurring prior to the Close of Escrow.

               (b) Utilities. Gas, water, electricity, heat, fuel, sewer and
                   ---------
other utilities and the operating expenses relating to the Real Property shall be prorated as of the Close of Escrow. If the parties are unable to obtain final meter readings as of the Close of Escrow, such expenses shall be estimated as of the Close of Escrow on the basis of the prior operating history of the Real Property.

At least one (1) business day prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. The provisions of this Paragraph 11 shall survive the Close of Escrow and the recordation of the Grant Deed.

          12.  Disbursements and Other Actions by Escrow Holder.  Upon the Close
               ------------------------------------------------
of Escrow, Escrow Holder shall promptly undertake all of the following in the following manner:

               (a) Prorations. Prorate all matters referenced in Paragraph 11
                   ----------
based upon the statement delivered into Escrow signed by the parties;

               (b) Recording. Cause the Grant Deed and any other documents which
                   ---------
the parties hereto may mutually direct, to be recorded in the Official Records in the order directed by the parties;

               (c) Funds. Disburse from funds deposited by Buyer with Escrow
                   -----
Holder towards payment of all items (including, without limitation, the Purchase Price) chargeable to the account of Buyer pursuant hereto in payment of such costs and disburse the balance of such funds, if any, to Buyer;

               (d) Documents to Seller.  Deliver to Seller counterparts of the
                   -------------------
General Assignment, the Environmental Agreement and the CalComp Lease, executed by Buyer;

               (e) Documents to Buyer. Deliver to Buyer originals of the Bill of
                   ------------------
Sale, the Firpta Certificate and counterparts of the General Assignment, the Environmental Agreement and the CalComp Lease appropriately executed by Seller and any other documents which are to be delivered to Buyer hereunder; and

               (f) Title Policy.  Direct the Title Company to issue the Title
                   ------------
Policy to Buyer.

          13.  Covenants of Seller.  Seller hereby covenants with Buyer, as
               -------------------
follows:

               (a) From and after the expiration of the Contingency Period, Seller shall not, without the prior written consent of Buyer, enter into any maintenance contract, service contract, listing agreement or any other contract affecting or relating to the Property or any portion thereof which will survive the Close of Escrow or will otherwise affect the use, operation or enjoyment of the Property after the Close of Escrow;

               (b) From and after expiration of the Contingency Period, Seller shall not enter into any lease or contract or binding proposal for a lease or contract which will bind the Property after the Close of Escrow, without the prior written consent of Buyer which may be withheld in Buyer's sole and absolute discretion. Further, Seller shall terminate on or before the Close of Escrow all contracts and leases which Buyer disapproves;

               (c) From the date of this Agreement until the Close of Escrow, Seller shall operate, manage, maintain and repair the Property consistent with Seller's existing business practices (including, without limitation, maintaining in full force and effect all insurance policies carried by Seller with respect to the Property and in effect as of the date of this Agreement). Buyer acknowledges, however, that Seller shall be entitled to make any and all alterations to the Property (which are the subject of the CalComp Lease) in order to consolidate the operations of Seller in Buildings 1 and 5 during the term hereof so long as (i) such alterations are performed in a workmanlike manner and (ii) Seller promptly pays and discharges all claims for labor performed, supplies furnished and services rendered relative to the alterations and keeps the Property free of all mechanics' and materialmen's liens in connection therewith. Notwithstanding the preceding sentence, Seller shall not make any material alterations or changes to the Property (or any portion thereof) from and after the expiration of the Contingency Period, except to the extent that such alterations (i) relate to the consolidation of Seller's operations into Building 1 and Building 5 and (ii) (A) were disclosed to Buyer in writing prior to the expiration of the Contingency Period or (B) are disclosed to Buyer after the expiration of the Contingency Period and approved by Buyer in writing. If Seller makes any changes to the Property (or any portion thereof) after the expiration of the Contingency Period (except as expressly permitted in the foregoing sentence), then Buyer may either terminate this Agreement, in which event Buyer shall be entitled to the return of the Deposits, or elect to consummate its acquisition of the Property, in which event Buyer shall be deemed to have accepted title to and possession of the Property subject to such changes made by Seller. Nothing contained in this Section 13(c) shall be deemed to limit Seller's right to make alterations in connection with outstanding repairs or in emergencies;

               (d) From and after the date of this Agreement, Seller shall not alienate, lien, encumber or otherwise transfer all or any portion of or interest in the Property (other than to Buyer at the Close of Escrow and except as provided otherwise in Section 21(o)). All Personal Property shall be conveyed to Buyer by Seller at the Close of Escrow free from any liens, encumbrances or security interests of any kind or nature;

               (e) Seller shall, promptly upon becoming aware of any such occurrence, notify Buyer of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement materially untrue or misleading, and of any covenant of Seller under this Agreement which Seller will be incapable of performing (hereinafter, a "Materially Changed
                                                        ------------------
Condition"). If Seller notifies Buyer of any Materially Changed Condition, Buyer
---------
shall have five (5) business days following receipt of written notice from Seller of such condition to review the events and circumstances giving rise to such condition and the Contingency Period shall be deemed to be extended during such five (5) business day period. If Buyer disapproves the Materially Changed Condition (as determined in Buyer's sole and absolute discretion), Buyer may terminate this Agreement in which event Buyer shall be entitled to the return of the Deposits. If Buyer does not elect to terminate this Agreement and elects to consummate its acquisition of the Property, it shall be deemed to have accepted title to and possession of the Property subject to the Materially Changed Condition.

               (f) As of the Close of Escrow, the heating, ventilation and air conditioning systems, the elevators, the fire sprinkler and fire life safety systems and all major electrical systems serving the Improvements shall be operational.

          14.  Representations and Warranties; As-Is.
               -------------------------------------

               (a) By Seller.  In consideration of Buyer entering into this
                   ---------
Agreement and as an inducement to Buyer to purchase the Property, each Seller makes the following representations and warranties (subject to the matters disclosed on the Disclosure Statement attached hereto as Exhibit "X"
                                                         ----------
("Disclosure Statement"), each of which is material and is being relied upon by
  --------------------
Buyer (and the continued truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder):

                   (i) Representations Regarding Seller's Authority.
                       --------------------------------------------

                       (A) Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                       (B) All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required or, if required, has been obtained; and

                       (C) The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the members of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

                   (ii) Threatened Actions. Except as disclosed in the
                        ------------------
Disclosure Statement attached hereto as Exhibit "X" or as otherwise disclosed to
                                        ----------
Buyer by Seller in writing prior to the expiration of the Contingency Period, there are no pending, and to the best of Seller's knowledge no threatened, actions, suits, arbitrations, claims or proceedings, at law, in equity or otherwise, affecting, or which may affect, all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property, including, but not limited to, judicial, municipal or administrative proceedings in eminent domain, collection actions, claims relating to alleged building code violations or health and safety violations, federal, state or local agency actions regarding environmental matters, lease disputes, claims relating to federal environmental protection agency or zoning violations, or actions relating to personal injuries or property damages alleged to have occurred at the Real Property or by reason of the condition or use of or construction on the Real Property;

                   (iii) No Contracts.  Other than the Contracts and the matters
                         ------------
disclosed in the Title Documents, to Seller's actual knowledge, there are no leases, surface or subsurface use agreements, tenancy arrangements, service contracts, management agreements, or other agreements, instruments or encumbrances created by Seller, or to Seller's knowledge created by any other person or entity, which will be in force or effect as of the Close of Escrow that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property or any right relating to the ownership, use, operation, management, maintenance, enjoyment or repair of all or any part of the Property, and no person or entity has any rights to acquire any of the foregoing by virtue of the acts of Seller;

                   (iv) Compliance with Law. Except as disclosed in the
                        -------------------
Disclosure Statement attached hereto as Exhibit "X" or as otherwise disclosed to
                                        ----------
Buyer by Seller in writing prior to the expiration of the Contingency Period, Seller has received no written notice and is not aware of any violation of any applicable laws, ordinances, rules, requirements, regulations and building codes of any governmental agency, body or subdivision thereof bearing on the Property;

                   (v) Seller's Relationship to LMC. LMC is the majority
                       ----------------------------
shareholder of CalComp Technology, Inc., a California corporation ("CTI");
                                                                    ---
CalComp is a wholly-owned subsidiary of CTI; and Sanders Development is a wholly-owned subsidiary of CalComp.

                   (vi) Taxes. Seller has no knowledge, and Seller has received
                        -----
no notice to the contrary, of any special assessments or charges which have been levied against the Property or which will result from work, activities or improvements done to or for the benefit of the Property except as may be shown on the Report. Seller has no knowledge, and Seller has received no notice to the contrary, of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof, except as may be shown in the Report;

                   (vii) HVAC and Other Building Systems.  As of the Close of
                         -------------------------------
Escrow, the heating, ventilation and air conditioning systems, the elevators, the fire sprinkler and fire life safety systems and all major electrical systems serving the Improvements shall be operational.

                   (viii) Representations and Warranties at Closing.  Subject to
                          -----------------------------------------
Seller's right to deliver its notice to Buyer of a Materially Changed Condition as set forth in Paragraph 13(e) above, the representations and warranties of Seller set forth in this Agreement shall be deemed to be remade and restated by Seller on and as of the Close of Escrow.

          As used in this Agreement, the term, "to Seller's actual knowledge" means the current actual knowledge of John J. Millerick, Executive Vice President and Chief Financial Officer of CalComp and CTI, Kevin Coleman, Manager of Human Resources for CTI, Philip Loberg, Vice President and Controller of CTI, and William F. Porter, Jr., Esq., General Counsel of CalComp and CTI, provided that such persons shall not have personal liability for any inaccuracy of any representation or warranty contained herein. Each Seller represents that the foregoing individuals are the individuals with the most knowledge regarding the representations and warranties given by Seller herein. All of the foregoing representations and warranties are qualified by any written disclosures made by Seller to Buyer prior to the Close of

Escrow, which shall constitute notice to Buyer of the precise matter(s) disclosed. If Buyer thereafter consummates the transaction contemplated hereby, Seller shall have no further liability with respect thereto but only to the extent that the written disclosures given by Seller to Buyer expressly cover the representations or warranties Buyer is claiming to be qualified.

               (b) By Buyer. In consideration of Seller entering into this
                   --------
Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the continued truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder):

                   (i) Representations Regarding Buyer's Authority.
                       -------------------------------------------

                       (A) Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                       (B) All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required; and

                       (C) The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and the partners of Buyer, if any, have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

               (c) AS-IS. Except as specifically provided in Paragraph 14(a)
                   -----
above, Buyer acknowledges and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, concerning or with respect to (A) the value, nature, quality or condition of the Property, (B) the suitability of the Property for any and all activities and uses which Buyer may conduct thereon, (C) the presence or absence of any Hazardous Materials or other environmental condition, or the violation of, or the compliance of or by, the Property with any laws, rules, ordinances or regulations of any applicable governmental authority or body, or (D) any other matter with respect to the Property. Buyer further acknowledges and agrees that having been given the opportunity to inspect the Property, Buyer is relying solely on Buyer's own investigations and not on any information provided or to be provided by Seller. Buyer further acknowledges and agrees the sale of the Property as provided for herein, is made on an "AS-IS" condition and basis with all faults, provided that the foregoing provision shall not affect, limit or impair Buyer's or Seller's duties and obligations under the CalComp Lease following the Close of Escrow.

          15.  Remedies.
               --------

               (a) LIQUIDATED DAMAGES. PROVIDED BUYER HAS NOT ELECTED TO
                   ------------------
TERMINATE THIS AGREEMENT PURSUANT TO ANY OF BUYER'S RIGHTS TO DO SO CONTAINED HEREIN, IF THE CLOSE OF ESCROW FAILS TO OCCUR BY REASON OF BUYER'S DEFAULT, THEN ESCROW HOLDER MAY BE INSTRUCTED BY SELLER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGE BY REASON OF BUYER'S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT. ACCORDINGLY, BUYER AND SELLER AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT OF THE DEPOSITS PREVIOUSLY PLACED INTO ESCROW BY BUYER PURSUANT TO PARAGRAPHS 3(A) AND 3(B) HEREOF.

              SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF BUYER'S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT. ACCORDINGLY, IF THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BY REASON OF A DEFAULT BY BUYER, SELLER MAY INSTRUCT THE ESCROW HOLDER TO CANCEL THE ESCROW, WHEREUPON SELLER SHALL BE RELIEVED FROM ALL LIABILITY HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL (i) CANCEL THE ESCROW, AND (ii) DISBURSE TO SELLER THE DEPOSITS. WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS PARAGRAPH, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389, OR OTHERWISE, TO SPECIFICALLY ENFORCE BUYER'S PURCHASE OBLIGATIONS UNDER THIS AGREEMENT. IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN ESCROW HOLDER SHALL IMMEDIATELY RETURN TO BUYER THE DEPOSITS, TOGETHER WITH ALL INTEREST ACCRUED THEREON. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 15 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS. NOTHING IN THIS
SECTION IS INTENDED TO LIMIT SELLER'S RIGHTS OR REMEDIES WITH RESPECT TO A BREACH BY BUYER OF ITS INDEMNITY OBLIGATIONS OR OTHER OBLIGATIONS UNDER PARAGRAPH 7(a)(iii).

               Seller's Initials              Buyer's Initials

               _________________              ________________

               (b) Buyer's Remedies. Buyer and Seller hereby agree that, if the
                   ----------------
sale contemplated by this Agreement is not completed as herein provided by reason of any default of Seller hereunder, then in addition to the return of the Deposits, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity, including, without limitation, the right to specifically enforce this Agreement (but excluding rescission if the Close of Escrow occurs); provided, however, in any action for damages, Buyer shall be limited to its actual damages but not any consequential or punitive damages. In connection with any post-Closing remedy which Buyer may have against Seller, if Buyer purchases the Property as contemplated herein, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity; provided, however, in any action for damages, Buyer shall be limited to its actual damages but not any consequential or punitive damages.

          16.  Damage or Condemnation Prior to Closing.
               ---------------------------------------

               (a) In the event that prior to the Close of Escrow, the Improvements, or any material portion thereof, are destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within fifteen (15) days after receipt of written notice of such damage or destruction, either (i) to terminate this Agreement, in which event the Deposits and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or (ii) to accept the Real Property in its then condition and to proceed with the consummation of the transaction contemplated by this Agreement with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage, and to receive an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. If Buyer elects to proceed under clause
(ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

               (b) In the event that prior to the Close of Escrow there is any non-material damage to the Improvements, or any part thereof, this Agreement shall not terminate, the Escrow shall remain in full force and effect and: (i) Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion; (ii) Buyer shall accept the Real Property in its then condition with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage and proceed with the transaction contemplated by this Agreement; and (iii) Buyer shall be entitled to an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction.

               (c) In the event that prior to the Close of Escrow, all or any material portion of the Real Property is subject to a taking by a public or governmental authority, Buyer shall have the right, exercisable by giving written notice to Seller within fifteen (15) days after receiving written notice of such taking, either (i) to terminate this Agreement, in which event the Deposits and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or (ii) to accept the Real Property in its then condition, without a reduction in the Purchase Price, and to receive an assignment of all of Seller's rights to any condemnation award or proceeds payable by reason of such taking. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

               (d) In the event that prior to the Close of Escrow, any non-material portion of the Real Property is subject to a taking by any public or governmental authority, Buyer shall accept the Real Property in its then condition and proceed with the consummation of the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any award or proceeds payable in connection with such taking. In the event of any such non-material taking, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

               (e) For purposes of this Paragraph 16, damage to the Real Property or a taking of a portion thereof shall be deemed to involve a material portion thereof if the estimated cost of restoration or repair of such damage or the amount of the condemnation award with respect to such taking shall exceed Two Hundred Fifty Thousand Dollars ($250,000.00) or if the damage or taking materially affects access to or parking for the Real Property.

               (f) Seller agrees to give Buyer prompt written notice of any taking of, proposed taking of, damage to or destruction of the Real Property.

          17. Notices. All notices or other communications required or permitted
              -------
hereunder shall be in writing, and shall be either (a) personally delivered, (b) sent by overnight mail (Federal Express or the like), (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by fax; and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight mail facility, (iii) if mailed, four (4) business days after the date of posting by the United States post office, or (iv) if given by fax, when sent during business hours with confirmation of receipt. Any notice, request, demand, direction or other communication sent by fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

          To Buyer:           Lincoln Property Company, N.C., Inc.
                              30 Executive Park, Suite 100
                              P.O. Box 19693
                              Irvine, California 92623-9693
                              Attention: Mr. Erik Hansen
                              Phone No.     (714) 261-2100
                              Fax No.       (714) 261-1178

          With a copy to:     Allen, Matkins, Leck, Gamble & Mallory LLP
                              18400 Von Karman, Fourth Floor
                              Irvine, California 92612-1597
                              Attention:    Michael A. Alvarado, Esq.
                              Phone No.     (714) 553-1313
                              Fax No.       (714) 553-8354

          To Seller:          CalComp Inc.
                              Sanders Development Corporation
                              2411 La Palma Avenue
                              Anaheim, California 92801
                              Attention:    John J. Millerick
                              Phone No.     (714) 821-2500
                              Fax No.       (714) 821-2470

          With a copy to:     O'Melveny & Myers LLP
                              400 South Hope Street
                              Los Angeles, California 90071-2899
                              Attention:    Ann C. Menard, Esq.
                              Phone No.     (213) 669-6000
                              Fax No.       (213) 669-6407

          To Escrow Holder:   Chicago Title Company
                              700 South Flower Street, Suite 900
                              Los Angeles, California 90017
                              Attention:    __________________
                              Phone No.     (213) 488-4300
                              Fax No.       (213) ________

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

          18.  Brokers.  Upon the Close of Escrow, Seller shall pay a real
               -------
estate brokerage commission to CB Commercial Real Estate Group, Inc. ("Broker")
                                                                       ------
equal to one and 5/10ths percent (1.5%) of the Purchase Price at Close of Escrow and Buyer shall pay any other commission payable to Broker (if any). If any other claims for broker's or finders' fees or commissions for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, protect, save harmless and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller hereby agrees to indemnify, protect, save harmless and defend Buyer from and against such claims if they are based upon any statement, representation or agreement made by Seller.

          19.  Legal Fees.  In the event of the bringing of any action or suit
               ----------
by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees (collectively "Costs")
                                                                  -----
incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, attorneys' fees, costs and expenses incurred in (i) postjudgment motions, (ii) contempt proceeding, (iii) garnishment, levy, and debtor and third party examination,
(iv) discovery, and (v) bankruptcy litigation.

          20.  Assignment.  Seller may assign, transfer or convey its rights or
               ----------
obligations under
this Agreement, provided that its assignee assumes in writing the obligations of Seller hereunder. Buyer, without being relieved of liability hereunder and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder to a new or existing entity in which Buyer or DLJ Real Estate Capital Partners, L.P. ("DLJ") maintains directly or indirectly a
                                ---
controlling ownership interest provided that such entity assumes in writing the obligations of Buyer hereunder and that both Buyer and DLJ, directly or indirectly, maintain an ownership interest in such entity.

          21.  Miscellaneous.
               -------------

               (a) Survival of Covenants.  The covenants, representations and
                   ---------------------
warranties of both Buyer and Seller set forth in this Agreement shall survive the recordation of the Grant Deed and the Close of Escrow for a period of one
(1) year.

               (b) Required Actions of Buyer and Seller. Buyer and Seller agree
                   ------------------------------------
to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

               (c) Computation of Time Periods.  If the date upon which the
                   ---------------------------
Contingency Period expires, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended until 5 p.m. Pacific Time of the next day which is not a Saturday, Sunday or federal, state or legal holiday.

               (d) Counterparts.  This Agreement may be executed in multiple
                   ------------
counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

               (e) Captions.  Any captions to, or headings of, the paragraphs or
                   --------
subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

               (f) No Obligations to Third Parties.  This Agreement shall not be
                   -------------------------------
deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

               (g) Exhibits.  The Exhibits attached hereto are hereby
                   --------
incorporated herein by this reference for all purposes.

               (h) Amendment to this Agreement. The terms of this Agreement may
                   ---------------------------
not be modified or amended except by an instrument in writing executed by each of the parties hereto.

               (i) Waiver. The waiver or failure to enforce any provision of
                   ------
this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

               (j) Applicable Law. This Agreement shall be governed by and
                   --------------
construed in accordance with the laws of the State of California.

               (k) Fees and Other Expenses. Except as otherwise provided herein,
                   -----------------------
each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

               (l) Entire Agreement. This Agreement supersedes any prior
                   ----------------
agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

               (m) Successors and Assigns. Subject to the restrictions set forth
                   ----------------------
in Paragraph 20 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

               (n) Construction. The parties hereto hereby acknowledge and agree
                   ------------
that (i) each party hereto is of equal bargaining strength, (ii) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (iii) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relative to any and all matters contemplated under this Agreement, (iv) each such party and such party's counsel and advisors have reviewed this Agreement, (v) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, and (vi) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

               (o) Continued Marketing Efforts. Seller hereby retains that right
                   ---------------------------
to market the Property after the date hereof and to receive, negotiate for, and accept offers for the Property, provided that such acceptance shall be expressly subject to Buyer's rights hereunder.

               (p) Time of Essence. Time is of the essence of each and every
                   ---------------
term, provision, covenant and obligation of the parties under this Agreement.

               (q) Waste Generator Number.  If Buyer is required to have a waste
                   ----------------------
generator number from any governmental agency with respect to Buyer's acquisitions, ownership or use of the Property, Buyer shall obtain a new, separate number and Seller shall retain its existing number. The provisions of this Section shall survive the Close of Escrow.

               (r) Joint and Several Liability. Each party executing this
                   ---------------------------
Agreement as "Seller" shall be jointly and severally liable for the covenants, conditions, provisions, agreements and obligations of this Agreement to be kept, observed and performed by Seller, and the act or signature of, notice from or to, any one or more of them with respect to this Agreement shall be binding upon each and all of the parties executing this Agreement as "Seller" with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                       "Buyer"

                                       LINCOLN PROPERTY COMPANY, N.C., INC.,
                                       a Texas corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

                                       "Seller"

                                       SANDERS DEVELOPMENT CORPORATION,
                                       a Delaware corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

                                       CALCOMP INC.,
                                       a California corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

Acceptance by Escrow Holder:

          CHICAGO TITLE COMPANY hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.

Dated:  ____________, 1997             CHICAGO TITLE COMPANY

                                       By:__________________________________
                                          Its:  Authorized Agent

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------



                               [To Be Provided]



                                 EXHIBIT "A-1"
                                 -------------

                             PERSONAL PROPERTY LIST
                             ----------------------



                           [To Be Provided By Seller]



                                 EXHIBIT "A-2"
                                 -------------

WHEN RECORDED MAIL TO:

Allen, Matkins, Leck, Gamble & Mallory LLP
18400 Von Karman, Fourth Floor
Irvine, California  92612
Attention:  Michael A. Alvarado, Esq.

MAIL TAX STATEMENTS TO:

Lincoln Property Company, N.C., Inc.
30 Executive Park, Suite 100
P.O. Box 19693
Irvine, California 92623-9693
Attention:  Mr. Erik Hansen

================================================================================
                                           (Above Space for Recorder's Use Only)



                                   GRANT DEED
                                   ----------

The undersigned grantor declares:

Documentary Transfer Tax not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended

County of Orange

          FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _____________________________________, a _______________, hereby GRANTS to ____________________, a ____________________, that certain real property in the City of Anaheim, County of Orange, State of California, which is more particularly described on Exhibit "A" attached hereto, together with all
                          ----------
improvements thereon and appurtenances thereto, subject to all liens and encumbrances of record as of the date hereof.

///

///

///




                                  EXHIBIT "B"
                                  -----------

          IN WITNESS WHEREOF, the parties hereto have caused this Grant Deed to be executed as of the _____ day of _____________, 1997.


                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________



                          [ATTACH APPROPRIATE JURATS]




                                  EXHIBIT "B"
                                  -----------

                     DESCRIPTION OF REAL PROPERTY CONVEYED
                     -------------------------------------



                               [To Be Provided]





                                  EXHIBIT "A"
                                  ----------

                                to EXHIBIT "B"
                                -------------

Document No. ______________________

Recorded ____________________, 1997

          STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER (PURSUANT TO SECTION 11932 OF THE CALIFORNIA REVENUE AND TAXATION
          CODE)

TO:       Recorder
          County of Orange

          Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:

Grantor:  _____________________________________, a _________ corporation

Grantee:  ___________________________________

          The property described in the accompanying document is located in the City of Anaheim, County of Orange.

The amount of tax due on the accompanying document is $________________.

    X         Computed on full value of property conveyed.
---------

_________     Or Computed on full value, less liens and encumbrances remaining at the time of sale.



                -----------------------------------------------
                       (Signature of Declarant or Agent)



                -----------------------------------------------
                                  (Firm Name)

Note: After the permanent record is made, this form will be affixed to the conveying document and returned with it.



                                  EXHIBIT "A"
                                  -----------

                                to EXHIBIT "B"
                                --------------

                                  BILL OF SALE
                                  ------------

          THIS BILL OF SALE ("Bill of Sale") is made this _____ day of
                              ------------
_____________, 1997 by _____________________________________, a _________
corporation ("Seller"), in favor of ___________________________ ("Buyer").
              ------                                              -----

                              W I T N E S S E T H:
                              - - - - - - - - - -

          A. Seller and Lincoln Property Company, N.C., Inc. entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of February __, 1997 ("Agreement") respecting the sale of certain "Property" (as
                    ---------
defined in the Agreement).

          B. Under the Agreement, Seller is obligated to transfer to Buyer any and all of Seller's right, title and interest in and to all equipment, appliances, tools, machinery, supplies, building materials and other personal property described in Exhibit "I" attached hereto (collectively, the "Personal
                      -----------                                     --------
Property").
--------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Buyer all of the Personal Property described on Exhibit "1" attached hereto. The foregoing conveyance is made without warranty,
-----------
express or implied, except such warranties, if any, as are expressly set forth in the Agreement.

          1. Seller hereby covenants that Seller will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, Buyer's successors, nominees or assigns, such documents as Buyer or they may reasonably request in order to fully assign and transfer to and vest the Personal Property in Buyer or Buyer's successors, nominees and assigns, and to protect Buyer's or their right, title and interest in and to all of the Personal Property and the rights of Seller intended to be transferred and assigned hereby, or to enable Buyer, Buyer's successors, nominees and assigns to realize upon or otherwise enjoy such rights and property.

          2. This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.

          3. This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the date first written above.

                                       "Seller"

                                       _____________________________________,
                                       a _________ corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________



                                  EXHIBIT "C"
                                  -----------

                    [Attach Description of Personal Property
                                as Exhibit "1"]
                                   -----------







                                  EXHIBIT "C"
                                  -----------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------

          To inform ___________________________________________, a _____________
(the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer by _____________________________________, a _________ corporation
("Transferor"), of certain interests in real property to the Transferee, the
  ----------
undersigned hereby certifies the following on behalf of the Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

          2. The Transferor's U.S. employer or tax (social security) identification number is ________________________.

          The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

                                       "TRANSFEROR"

                                       _____________________________________,
                                       a _________ corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

Dated:  ___________________, 1997




                                  EXHIBIT "D"
                                  -----------

                          GENERAL ASSIGNMENT AGREEMENT
                          ----------------------------

          THIS GENERAL ASSIGNMENT AGREEMENT ("Assignment"), is made as of the _____ day of _______________, 1997, by and among ______________________________, a _________ corporation ("Assignor"), and ______________________________
                          --------
("Assignee").
  --------

                             W I T N E S S E T H :
                             -------------------

          Assignor is the owner of that certain land (the "Land") located in the
                                                           ----
City of Anaheim, County of Orange, State of California more particularly described in Exhibit "A" attached hereto, and all rights, privileges and
             -----------
easements appurtenant to the Land (the "Appurtenances"), and all buildings and
                                        -------------
other improvements thereon (the "Improvements").  The Land, the Appurtenances
                                 ------------
and the Improvements are hereinafter referred to collectively as the "Real
                                                                      ----
Property."  The Real Property is being conveyed by Assignor to Assignee pursuant
--------
to a grant, bargain and sale deed ("Grant Deed") of on or about even date
                                    ----------
herewith.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title, interest, benefits and privileges in and to the following described property to the extent assignable without payment of money or consent of third parties (collectively, the "Rights"):
                                                         ------

          (a) All construction, engineering, consulting, architectural and other similar contracts, and any and all amendments and modifications thereto, concerning the design or construction of any or all of the Real Property and all warranties with respect thereto (including all statutory, express and implied warranties);

          (b) All architectural drawings, plans, specifications, soils tests, appraisals, engineering reports and similar materials relating to any or all of the Real Property;

          (c) All payment and performance bonds or guaranties and any and all modifications and extensions thereof relating to the Real Property;

          (d) All governmental entitlements (including, but not limited to, all environmental impact reports, negative declarations, map approvals, conditional use permits, building permits and certificates of occupancy for the Improvements), permissions, environmental clearances, authority to subdivide the Land, rights, licenses and permits which relate to all or any of the Real Property;

          (e) All general intangibles relating to the development or use of the Real Property, including, without limitation, all names under which or by which the Real Property or any portion thereof may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all trademarks and goodwill in any way relating to the Real Property;

          (f) All refunds and payments of any kind relating to the construction, operation, occupancy, use and/or disposition of any or all of the Real Property; and

          (g) All proceeds and claims arising on account of any damage to or taking of

                                  EXHIBIT "E"
                                  -----------
the Real Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Real Property.

          2. Assignee hereby accepts the grant, assignment, transfer, conveyance and delivery of the Rights set forth in Paragraph 1 hereof, effective as of the recordation of the Grant Deed.

          3. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

          4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

          5. This Assignment shall be governed by, interpreted under, and enforced and construed in accordance with the laws of the State of California.

          6. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first hereinabove written.

                                       "Assignor"

                                       _____________________________________,
                                       a _________ corporation

                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

                                       "Assignee"

                                       _____________________________________,
                                       a __________________

                                       By:__________________________________
                                          Its:___________________


                                  EXHIBIT "E"
                                  -----------

                       LEGAL DESCRIPTION OF THE PROPERTY
                       ---------------------------------



                                [To Be Provided]





                                  EXHIBIT "A"
                                  -----------

                                to EXHIBIT "E"
                                --------------

                              DISCLOSURE STATEMENT
                              --------------------


          All capitalized terms used herein but not otherwise defined shall have the meanings given them in the Agreement.

1. Information disclosed in the Phase I Environmental Site Assessment for the CalComp Inc. Property dated February 7, 1997 and prepared by Radian International, LLC.






                                  EXHIBIT "X"
                                  -----------